UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 19, 2008
WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
228 St. Charles Avenue
New Orleans, Louisiana 70130
(Address of Principal Executive Offices, including Zip Code)
(504) 586-7272
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 19, 2008, a news article was published in The Times-Picayune regarding Whitney Holding Corporation.  The news article is attached as exhibit 99.1 to this report and incorporated herein by reference.
Additional Information about This Transaction
     The proposed merger among Whitney Holding Corporation and Parish National Corporation will be submitted to Parish National Corporation’s shareholders for their consideration. Whitney and Parish urge shareholders to read the proxy statement-prospectus regarding the proposed transaction among Whitney Holding Corporation and Parish National Corporation and any other relevant documents filed with the SEC because they contain important information.
     You may obtain a free copy of the proxy statement-prospectus, as well as other filings containing information about Whitney Holding Corporation, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents by visiting the Investor Relations page of Whitney’s website, www.whitneybank.com. Copies of all documents filed with the SEC in connection with the proposed merger can also be obtained, without charge, by directing a request to Whitney Holding Corporation, Attention: Mrs. Shirley Fremin, Manager Shareholder Services, P.O. Box 61260, New Orleans, Louisiana 70161-1260; or to Parish National Corporation, Attention: Ms. Shirley Evans, Corporate Secretary, 404 East Kirkland Street, Covington, LA 70433.
Participants in This Transaction
     Whitney Holding Corporation and Parish National Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Parish National Corporation’s shareholders in connection with this transaction.  Information about persons who may be deemed participants in this transaction is included in the proxy statement/prospectus.  You can find additional information about Whitney Holding Corporation’s executive officers and directors in Whitney Holding Corporation’s definitive Proxy Statement filed on Schedule 14A with the SEC on March 17, 2008.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	The Times-Picayune News Article, dated October 19, 2008

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 21, 2008

By:	/s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Times-Picayune News Article, dated October 19, 2008